UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2012

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 6700 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously disclosed in its Current Report on Form 8-K filed on August 7, 2012 (the “Prior 8-K”), with the U.S. Securities and Exchange Commission (the “SEC”), on August 1, 2012, Halcón Resources Corporation (the “Company”) closed acquisitions aggregating 20,628 net acres of oil and gas leasehold in East Texas (the “East Texas Assets”). This Form 8-K/A amends the Prior 8-K for the purpose of: (i) filing statements of revenues and direct operating expenses for the East Texas Assets for the six months ended June 30, 2012 and for the period from February 1, 2011 to June 30, 2011, as required by Item 9.01(a) of Form 8-K, and (ii) furnishing pro forma financial statements giving effect to the acquisition of the East Texas Assets, as well as the Company’s concurrent acquisition of GeoResources, Inc. (“GeoResources”), as required by Item 9.01(b) of Form 8-K.

Audited statements of revenues and direct operating expenses for the East Texas Assets for the period from February 1, 2011 through December 31, 2011, including footnotes thereto, were previously filed as Exhibit 99.2 to Halcón’s Current Report on Form 8-K filed with the SEC on June 25, 2012.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. Audited statements of revenues and direct operating expenses for the East Texas Assets for the period from February 1, 2011 through December 31, 2011, including footnotes thereto, were previously filed as Exhibit 99.2 to Halcón’s Current Report on Form 8-K, which was filed with the SEC on June 25, 2012.

Statements of revenues and direct operating expenses of the East Texas Assets for the three months ended June 30, 2012 and 2011, the six months ended June 30, 2012, and the period from February 1, 2011 to June 30, 2011 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information. The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2012 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and the six months ended June 30, 2012 are attached hereto as Exhibit 99.2 and are incorporated herein by reference. These unaudited pro forma financial statements give effect to the completion of the Company’s acquisitions on August 1, 2012 of (i) GeoResources and (ii) the East Texas Assets, on the bases, and subject to the assumptions, set forth therein in accordance with Article 11 of Regulation S-X.

(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K/A:

Exhibit No.	Description

99.1	Statements of revenues and direct operating expenses of the East Texas Assets for the three months ended June 30, 2012 and 2011, the six months ended June 30, 2012, and the period from February 1, 2011 to June 30, 2011.

99.2	Pro forma condensed combined balance sheet of Halcón Resources Corporation as of June 30, 2012, and pro forma condensed combined statements of operations of Halcón Resources Corporation for the year ended December 31, 2011 and the six months ended June 30, 2012, giving effect to the Company’s acquisition of the East Texas Assets and GeoResources.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

August 24, 2012	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Statements of revenues and direct operating expenses of the East Texas Assets for the three months ended June 30, 2012 and 2011, the six months ended June 30, 2012, and the period from February 1, 2011 to June 30, 2011.

99.2	Pro forma condensed combined balance sheet of Halcón Resources Corporation as of June 30, 2012, and pro forma condensed combined statements of operations of Halcón Resources Corporation for the year ended December 31, 2011 and the six months ended June 30, 2012, giving effect to the Company’s acquisition of the East Texas Assets and GeoResources.